SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             February 13, 1997

                           ROYAL OAK MINES INC.

          (Exact name of registrant as specified in its charter)

                       Commission File Number 1-4350

ONTARIO, CANADA                                   98-0160821
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification No.)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland,  Washington
U.S.A.                                             98033
(Address of principal executive offices)           (Postal/Zip Code)

(206) 822-8992
Registrant's telephone number, including area code




Item 5.   Other Events

          On February 10, 1997, the Registrant issued the press release set forth as Exhibit 99.1 hereto, which press release is hereby incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         99.1   Royal Oak Mines Inc. press release, dated February 10, 1997.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  ROYAL OAK MINES INC.


Date:     February 13, 1997                       By: /s/ James H. Wood
                                                  James H. Wood
                                                  Chief Financial Officer